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EXHIBIT 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the annual report on Form 10-K of PLC Systems Inc. (the "Company") for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Mark R. Tauscher, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

        (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 25, 2003	By:	/s/ MARK R. TAUSCHER Mark R. Tauscher Chief Executive Officer

        A signed original of this written statement required by Section 906 has been provided to PLC Systems Inc. and will be retained by PLC Systems Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

        In connection with the annual report on Form 10-K of PLC Systems Inc. (the "Company") for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, James G. Thomasch, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

        (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 25, 2003	By:	/s/ JAMES G. THOMASCH James G. Thomasch Chief Financial Officer

        A signed original of this written statement required by Section 906 has been provided to PLC Systems Inc. and will be retained by PLC Systems Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002